Exhibit 10.1

FOURTH AMENDMENT TO LOAN AGREEMENT

This Fourth Amendment to Loan Agreement (this “Amendment”) is entered into as of June 8, 2004 by and among:

CITIZENS BANK OF MASSACHUSETTS (the “Lender”) a state chartered bank with offices at 28 State Street, Boston, Massachusetts 02109,

and

LOJACK CORPORATION (in such capacity, the “Lead Borrower”), a Massachusetts corporation with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090, as agent for the following (individually, a “Borrower” and collectively, the “Borrowers”):

LOJACK CORPORATION, a Massachusetts corporation with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090,

LOJACK INTERNATIONAL CORPORATION, a Delaware corporation with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090,

LOJACK GLOBAL LLC, a Delaware limited liability company with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090,

LOJACK OPERATING COMPANY, L.P., a Delaware limited partnership with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090,

VEHICLE RECOVERY SYSTEMS COMPANY, a corporation organized under the laws of the province of Nova Scotia, Canada with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090.

in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Loan Agreement (as hereinafter defined).

W I T N E S S E T H

WHEREAS, the Borrowers executed and delivered to the Lender a certain Loan Agreement dated June 21, 2002, as amended by a certain First Amendment to Loan Agreement dated July 30, 2002, as further amended by a certain Second Amendment to Loan Agreement dated November 6, 2002, as further amended by a certain Amendment No. 1 to Loan Agreement and Consent dated January 8, 2003, as further amended by a certain Third Amendment to Loan Agreement dated January 21, 2003 (as amended, the “Loan Agreement”); and

WHEREAS, the Borrowers and the Lender have agreed to further amend the Loan Agreement in order to, among other things, extend the Maturity Date and restate certain of the financial performance covenants therein; and

WHEREAS, the Borrowers have determined that this Amendment is in the Borrowers’ best interest.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	The Borrowers hereby certify to the Lender that, to the best of each Borrower’s knowledge and belief after due inquiry, the representations and warranties contained in the Loan Agreement are true as of the date hereof.

2.	The Loan Agreement is hereby amended by deleting the definition of “Maturity Date” appearing in Article 1 thereof in its entirety and inserting in lieu thereof the following:

“                “Maturity Date”:            June 21, 2007.”

3.	The Loan Agreement is hereby amended by deleting Section 2-14 (b) (i) thereof in its entirety and inserting in lieu thereof the following:

“(i) The aggregate Stated Amount of all L/C’s outstanding does not exceed Four Million Dollars ($4,000,000.00).”

4.	The Loan Agreement is hereby amended by deleting Exhibit 5:5-8 thereto in its entirety and inserting in lieu thereof Exhibit 5:5-8 hereto.

5.	The Borrowers acknowledge and agree that the Borrowers have no offsets, defenses, claims or counterclaims against the Lender with respect to the Loan Agreement, this Amendment or any other document, instrument or agreement executed and delivered by the Borrowers to the Lender in connection therewith and, to the extent that the Borrowers have any such offsets, defenses, claims or counterclaims, each Borrower hereby affirmatively WAIVES any such offsets, defenses, claims or counterclaims and specifically RELEASES the Lender from any such liability on account thereof.

6.	This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Borrowers and the Lender, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Loan Agreement or any provision under any other agreement, document or instrument between the Borrowers and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

7.	Except as specifically modified herein, the Loan Agreement shall remain in full force and effect as originally written and the Borrowers hereby ratify and confirm all terms and conditions contained therein.

8.	This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.

Lead Borrower:

LOJACK CORPORATION

By	/s/ Keith Farris
Duly Authorized

Print Name:	Keith Farris

Title:	VP Finance & CFO

Borrowers:

LOJACK CORPORATION

By	/s/ Keith Farris
Duly Authorized

Print Name:	Keith Farris

Title:	VP Finance & CFO

LOJACK INTERNATIONAL CORPORATION

By	/s/ Keith Farris
Duly Authorized

Print Name:	Keith Farris

Title:	VP Finance & CFO

LOJACK GLOBAL LLC

By: LOJACK CORPORATION, its sole Member

By	/s/ Keith Farris
Duly Authorized

Print Name:	Keith Farris

Title:	VP Finance & CFO

LOJACK OPERATING COMPANY, L.P.

By: LOJACK CORPORATION, its General Partner

By	/s/ Keith Farris
Duly Authorized

Print Name:	Keith Farris

Title:	VP Finance & CFO

VEHICLE RECOVERY SYSTEMS COMPANY

By	/s/ Keith Farris
Duly Authorized

Print Name:	Keith Farris

Title:	VP Finance & CFO

Lender:

CITIZENS BANK OF MASSACHUSETTS

By	/s/ David Farwell
Duly Authorized

Print Name:	David Farwell

Title:	Vice President